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                                                                   EXHIBIT 24.1a

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"'), does hereby constitute and appoint WILLIAM G. von GLAHN, SHAWNA L. GEHRES, and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement or post-effective amendment to a registration statement on Form S-3 for the registration of equity securities of Williams with an initial aggregate offering price not to exceed one billion seven hundred and seventy-five million dollars ($l,775,000,000), and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. von GLAHN, SHAWNA L. GEHRES, and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITTNESS WHEREOF, the undersigned have executed this instrument, all as of the 16th day of November, 2000.

         /s/  KEITH E. BAILEY                        /s/  JACK D. McCARTHY
--------------------------------------------     -------------------------------
              Keith E. Bailey                            Jack D. McCarthy
            Chairman of the Board,                    Senior Vice President
     President and Chief Executive Officer        (Principal Financial Officer)
         (Principal Executive Officer)


                                /s/ GARY R. BELITZ
                      -------------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)





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       /s/ HUGH M. CHAPMAN                           /s/ GLENN A. COX
-------------------------------------      -------------------------------------
           Hugh M. Chapman                               Glenn A Cox
             Director                                     Director


      /s/ THOMAS H. CRUIKSHANK                     /s/ WILLIAM E. GREEN
-------------------------------------      -------------------------------------
          Thomas H. Cruikshank                         William E. Green
             Director                                     Director

        /s/ W. R. HOWELL                           /s/ JAMES C. LEWIS
-------------------------------------      -------------------------------------
            W. R. Howell                               James C. Lewis
             Director                                     Director

      /s/ CHARLES M. LILLIS
-------------------------------------      -------------------------------------
         Charles M. Lillis                            Frank T. MacInnis
             Director                                     Director

       /s/ PETER C. MEINIG                          /s/ GORDON R. PARKER
-------------------------------------      -------------------------------------
           Peter C. Meinig                              Gordon R. Parker
             Director                                     Director

      /s/ JANICE D. STONEY                      /s/ JOSEPH H. WILLIAMS
-------------------------------------      -------------------------------------
         Janice D. Stoney                           Joseph H. Williams
             Director                                     Director



                                           THE WILLIAMS COMPANIES, INC.


                                           By:   /s/ WILLIAM G. VON GLAHN
                                              ----------------------------------
                                                    William G. von Glahn

ATTEST:


      /s/ SHAWNA L. GEHRES
-------------------------------------
          Shawna L. Gehres
               Secretary